Exhibit 99.2

EXOSTINGTM FIRST-IN-HUMAN CLINICAL TRIAL UPDATE N o v e m b e r 1 6 , 2 0 2 1 EXOSTINGTM FIRST-IN-HUMAN CLINICAL TRIAL UPDATE N o v e m b e r 1 6 , 2 0 2 1

Forward-Looking Statements and Disclaimers These slides and the accompanying presentation contain forward-looking statements and information within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. In addition, Codiak has not conducted any head-to-head clinical studies that compare exoSTING to another drug product, whether investigational or approved. Information regarding other drug products in this presentation is meant to provide context for illustrative purposes only. Because there are no head-to-head clinical studies, no conclusions should be made based on cross study comparison. All forward-looking statements are based on current expectations of future events, estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including those risks and uncertainties that are described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 2

exoSTINGTM: Proof of Mechanism and Clinical Activity Signal Data from First-in-Human Phase 1 Study (cohorts 1-3 of 5) demonstrates: ? Tumor retention of STING agonist, no systemic exposure ? No systemic inflammatory cytokine related AEs ? Favorable safety and tolerability profile at doses tested ? Innate and adaptive immune activation ? Antitumor activity in both injected and distal lesions PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 3

The STING Pathway: Bridging Innate and Adaptive Immunity Step 1: Innate immune response • STING activation leads to Type I 1 Interferon (IFN) production • Leads to Chemokine production (CXCL10) 2 Step 2: APC activation and migration • IFN activates Antigen Presenting Cells (APCs) • APCs migrate via blood to lymph nodes and activate CD8+ T cells 3 Step 3: Adaptive immune response • CD8+ T cell infiltration in the tumor to kill cancer cells PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 4

STING | Pathway Validation and Outstanding Challenges

Clinical validation of the STING pathway

- ✓ Oncolytic virus' MOA via STING activation
- ✓ Immune surveillance STING mediated via exosomes
- ✓ PARP7 activity STING mediated
- ✓ Extensive pharma interest in STING pathway
  - 22 STING agonists in development
  - 2 new clinical programs in 2021

Challenges of *Free STING agonists (FSAs)*

- Rapid efflux/leakage from tumor to circulation
- Systemic inflammatory cytokine release
- Poor tolerability
- Dose selection, T cell ablation
- Limited single agent activity (MK-1454, ADU-S100)

CODIAK

PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 5

exoSTING™?Novel, Differentiated STING Agonist: Preclinical Results ? STING agonist targeted to tumor APC Engineered to express high levels ? Precise dosing, drug retention of PTGFRN ? Lack of systemic STING agonist exposure ? Innate and adaptive immune activation Loaded with proprietary CDN ? T-Cell expansion/preservation ? Local and distal tumor responses = Cyclic Di-Nucleotide Jang et al Communications Biology (CDN): STING agonist 2021 PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 6

exoSTING™ First-in-human data PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 7

exoSTINGTM Phase 1/2 Trial: Study Design exoSTINGTM (CDK-002) Phase 1 dose escalation Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 0.3 mcg 1 mcg 3 mcg 6 mcg 12 mcg ? ? ? Enrolling DOSE ESCALATION, “3+3” DESIGN Cycle 1 Cycle 2 Cycle 3+ Screening Dosing • Intratumoral injection in 1-3 lesions • Serial biopsies and blood for robust CDK-002 Dosing biomarker plan Labs • Tumor scans every 8 weeks Biomarkers PK/PD Biopsy • Phase 2 dose selection Clinical DLT Activity CT Scan Safety PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 8

exoSTING™ | Phase 1/2 Trial Strategic Objectives

Endpoint Measures		Desired Outcome	
PK	STING agonist	Plasma levels low/absent for STING agonist	
SAFETY BLOOD BIOMARKERS	AEs Cytokines/ Chemokine Nanostring	Low levels of systemic inflammatory cytokines STING Pathway activation and Type I IFN activation	Step 1
		Evidence of APC activation/migration	Step 2
TISSUE BIOMARKERS	IFNβ CD8 CD68 CXCL9/10 TCF7 Nanostring	STING pathway activation Adaptive immune response signals in tumor CD8 T cell infiltration/activation Anti-tumor functional CD8 T cells	Step 3
RESPONSE ASSESSMENT	CT scans (RECIST 1.1, iRECIST, itRECIST)	Single agent antitumor activity (as part of complete dose escalation cohorts)	

CODIAK
PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 9

exoSTINGTM Phase 1/2: Patient Demographics Cohorts 1-3 Baseline Patient Characteristics Characteristic All Patients (N = 11)* Median age, years (range) 61 (42-77) Sex, n (%) Male 5 (45.5) Female 6 (54.5) Race, n (%) Caucasian 9 (81.8) Black 1 (9.1) Asian 0 (0.0) Other/unknown 1 (9.1) ECOG PS, n (%) 0 2 (18.2) 1 9 (81.8) Prior Therapy with CPI, n (%) 73% of Patients progressed on yes 8 (72.7) checkpoint inhibitor no 3 (27.3) Number of prior regimens, n (%) 0 0 1 0 100% of Patients received at 2 11 (100) least 2 prior therapies * 2 patients were not evaluable for DLT PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 10

exoSTING™?No Systemic Exposure at Evaluated doses exoSTING™Free STING Agonist (FSA) Pharmacokinetics of exoSTING (C1D1) ADU-S100 o ns 100 ti 0.3 mcg tra ] 1.0 mcg e n /mL c g 10 3.0 mcg [ n con a st i m n as 1 o l LOQ 10 20 30 Meric-Bernstam et al., Clinc Cancer Res 2021 Time [Hours] Doses: 50, 100, 200, 400, 800. 1600, All data points in 3 cohorts below LOQ 3200 and 6400 mcg ved ? 1 dose at the intended dose level N=9* N=47 Codiak has not conducted a clinical comparison. PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 11

exoSTING™? Lack of Systemic Inflammatory Cytokine Induction exoSTING™Free STING Agonist (FSA) Minimal <2-fold IL-6 Induction Significant IL-6 Induction ADU-S100 (800 mcg) Day1 Day 8 15 22 Cycle 1 Day 1 0.3 mcg 1 mcg 3 mcg Change Fold SITC 2018 Time (hrs) Significant induction of IL-6; IFN-â, MCP-1 Similar results observed for TNF?; MCP-1 N=9* observed at 6 hr compared to baseline *all patients who received ? 1 dose at the intended dose level Codiak has not conducted a clinical comparison. PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 12

exoSTING™? Well-Tolerated at Tested Doses exoSTING™Free STING agonist (MK-1454) Treatment Related Adverse Events Total N=11* Adverse event, N (%) ?1 any AE 6 (54.5) Led to discontinuation 0 (0) Grade ? 3 0 (0) Led to death 0 (0) AEs ? 10% of patients Fatigue 2 (18.2) Tumor pain 2 (18.2) *all patients who received ? 1 dose Abstract, ESMO 2019 No significant AEs associated with Significant systemic inflammatory systemic inflammation AEs – fever (65%), chills (39%) Codiak has not conducted a clinical comparison. PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 13

exoSTING™?Dose Dependent STING Activation: Confirmation of Step 1 1 Innate immune exoSTING™Free STING Agonist (FSA) response Dose Dependent CXCL10 mRNA induction MK-1454 IP-10/ CXCL10 Baseline from ge Chan Fold 0.3 1.0 3.0 Abstract, ESMO 2019 Dose [mcg] STING pathway activation at doses Dose expansion at 540 mcg >100-fold lower N=10* *all patients who received ? 1 dose with available PD biomarker data Codiak has not conducted a clinical comparison. PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 14

exoSTING™? Dose Dependent Induction of Type I Interferon Signaling in Peripheral Blood: Confirmation of Step 2 2 Activation/Migration of the APC into peripheral blood Pre 6hr 24hr 3.0 mcg 1.0 mcg 0.3 mcg Cycle 1 Pre 6hr 24hr • Induction of Interferon Stimulated Genes (ISGs) • Induction of APC activation and maturation genes *all patients who received ? 1 dose with available PD biomarker data (N=10) PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 15

exoSTING™ | CD8 T Cell Infiltration and Activation: Confirmation of Step 3

3 Adaptive immune response



Before
After (Week 6)
Merged
CD8
PD-L1
DAPI
CD8
PD-L1
TCF7
CD68

Cohort 2: 1 mcg dose level

- Adaptive immune response with 3 and 11- fold increase in CD8 T cells in 2/2 patients with paired biopsies
- Recruit stem-like progenitor effector CD8+/TCF7+ T Cells (non-exhausted)
- PD-L1 Negative tumor to PD-L1 Positive
- Strong correlation with preclinical data

Pre-Clinical Mouse Tumor Data



FSA
exoSTING™
CD8 F4/80

Jang SC et al., Communications Biology 2021

CODIAK
PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 16

exoSTING™? Interferon Response in Blood Cells May Correlate with Clinical Antitumor Signal 100 Pre 6hr 24 hr # 90 Chondrosarcoma Parotid Gland Ca cSCC (Case #1) (Case #2) (Case #3) 80 70 # Signature 60 ISG 50 of 40 30 * Induction 20 Fold 10 0 Cohort 1 (0.3 mcg) Cohort 2 (1 mcg) Cohort 3 (3 mcg) * Only received 1st dose # On study therapy at data cutoff ISG signature: Genes involved in IFN response and APC activation PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 17

exoSTING™? Case Study #1, Cohort 1 (0.3 mcg) Shows Immune Activation 57 yo male with Chondrosarcoma Progression on 2 lines of therapy including combination PD-1 inhibitor / chemotherapy Chondrosarcoma Treatment at lowest dose exoSTINGTM in 100 patient with “cold” tumor resulted in: 80 FROM • Stable disease 60 CHANGE 40 • 80-fold increase in IFN-stimulated 20% growth genes: STING pathway activation BASELINE 20 0 Injected Non-injected Non-injected Non-injected Non-injected PERCENTAGE -20 (1) (2) (3) (4) -40 VISIT - CYCLE 3 DAY 1 PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 18

exoSTING™? Case Study #2, Cohort 2 (1 mcg) Clinical Signal in Non-injected Distal Lesion 42 yo female with Parotid Gland Carcinoma • On study drug for >7 months in heavily pretreated patient Progression on 4 lines of chemotherapy • 74% decrease in non-injected tumor Parotid Gland Carcinoma (distal effect) 60 • Injected tumor with 3-fold increase in FROM 40 20% growth Injected tumor CD8 T cell infiltration and 43-56% LESION 20 decrease in tumor cell content (%) 0 TARGET -20 Baseline Cycle 3 Day 1 Cycle 5 Day 1 Cycle 7 Day 1 • Consistent with pseudo-progression IN BASELINE -40 30% decrease • PD-L1 negative to PD-L1 positive lesion -60 e CHANGE -80 VISIT Target Injected Lesion Target Non-injected Lesion (1) Target Non-injected Lesion (2) Target Non-injected Lesion (3) PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 19

exoSTING™? Case Study #3, Cohort 3 (3 mcg) Clinical Signal in Injected Lesion 75 yo male with Cutaneous Squamous Cell Carcinoma (cSCC) Progression on 3 lines of therapy including PD-1 inhibitor cSCC 40 • 77% decrease in injected tumor #2 20% 20 Baseline increase • 11-fold increase in T cell influx in 0 from injected tumor #1 -20 30% • PD-L1 low tumor to PD-L1 high Change -40 decrease -60 Injected lesion #1: stable size and Percentage -80 decreased tumor Injected lesion #2: pain 77% decrease -100 Visit Cycle 3 Day 1 Pre-treatment After treatment PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 20

exoSTINGTM: Proof of Mechanism and Clinical Activity Signal Data from First-in-Human Phase 1 Study (cohorts 1-3 of 5) demonstrates: ? Tumor retention of STING agonist, no systemic exposure ? No systemic inflammatory cytokine related AEs ? Favorable safety and tolerability profile at doses tested ? Innate and adaptive immune activation ? Antitumor activity in both injected and distal lesions PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 21

exoSTINGTM?Future Direction • Complete enrollment in cohorts 4 and 5 in 1H’22 • Determine Recommended Phase 2 Dose in 1H’22 • Assess antitumor activity from dose escalation in 1H’22 • Plan to submit data at scientific/medical conference in 1H’22 • Opportunities for single agent and combination strategies: • Single agent indications like Parotid Gland tumors, cSCC, Sarcomas • Combination with PD-1 inhibitor or exoIL-12 (SITC Presentation) • Leptomeningeal Disease (SITC Presentation) PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 22

exoSTING™?Clinical Results Highlight Novel, Differentiated Profile ? Encouraging human clinical data supports advancement of exoSTINGTM program ? exoSTINGTM is a potent and active molecule with a wide therapeutic index ? Multiple opportunities as both single agent and in combination ? Encouraging initial safety and tolerability data with repeat dosing ? Foundational data demonstrates promise of engineered exosome therapeutics PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 23

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